Exhibit 99.3

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

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In connection with the Annual  Report of Andean Development Corporation(the "Company") on Form  10-KSB for the  year  ended  December 31, 2003,  as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Lance Larsen, Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2005

/s/ Lance Larsen _____________

Lance Larsen, Chief Executive Officer